UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 27, 2025

LIQUIDIA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	001-39724	85-1710962
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

419 Davis Drive, Suite 100, Morrisville, North Carolina	27560
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (919) 328-4400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock	LQDA	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

As previously disclosed, on August 21, 2024, Liquidia Corporation, a Delaware corporation (the “Company”) filed a lawsuit in the U.S. District Court of the District of Columbia (the “District Court”) (Case No. 1:24-cv-02428) to challenge the decision by the U.S. Food and Drug Administration (the “FDA”) to grant 3-year new clinical investigation exclusivity (“regulatory exclusivity”) to Tyvaso DPI (the “FDA Litigation”). The District Court granted the parties’ motion for an expedited summary judgment briefing schedule, and a summary judgment hearing was held on December 5, 2024.  On February 27, 2025, the District Court issued a decision denying the Company’s motion for summary judgment and simultaneously granting the motions for summary judgment filed by the FDA and United Therapeutics Corporation (“United Therapeutics”).  In so doing, the District Court affirmed the FDA’s award of regulatory exclusivity to Tyvaso DPI.  This decision does not affect the expiration of the regulatory exclusivity, which will still occur on May 23, 2025.

United Therapeutics also filed a cross claim in the FDA Litigation, re-asserting its challenge to FDA’s acceptance of the Company’s amended New Drug Application (“NDA”) for review.  The Company intervened and became a party with respect to the cross claim on November 5, 2024.  Both the Company and the FDA filed motions to dismiss United Therapeutics’ cross claim.  Those motions remain pending with the District Court and are unaffected by the decision issued by the District Court on February 27, 2025.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Exhibit
104	Cover Page Interactive Data File (the cover page tags are embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 28, 2025	Liquidia Corporation

	By:	/s/ Michael Kaseta
		Name:	Michael Kaseta
		Title:	Chief Financial Officer and Chief Operating Officer